LCI Industries FY 2023 Earnings Conference Call February 13, 2024 1

FORWARD-LOOKING STATEMENTS This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, profitability, margin growth, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, retail and wholesale demand, integration of acquisitions, R&D investments, commodity prices and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of future pandemics, geopolitical tensions, armed conflicts, or natural disaster on the global economy and on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and in the Company’s subsequent filings with the Securities and Exchange Commission, including the Company's Quarterly Reports on the 10-Q. Readers of this presentation are cautioned not to place undue reliance on these forward- looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as EBITDA, net debt to EBITDA leverage, and free cash flow. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the presentation. 2

Generating Ample Cash to Strengthen the Balance Sheet ■ Inventory reductions of $261 million in 2023, improving cash generation ■ Paid down $277 million in debt in 2023, including $37.5 million in prepayments of Term Loan principal in 3Q23 and 4Q23 ■ Free cash flow1 of $465 million in 2023 Fourth Quarter and Full Year 2023 Highlights Financial Performance ■ Full year net sales of $3.8 billion, down 27% year-over-year ■ Full year net income of $64 million, down 84% year-over-year ■ Full year EBITDA1 of $255 million, down 63% year-over-year ■ Net sales of $838 million with net loss of $(2) million in the fourth quarter Diversification and ample cash generation supporting stability Executing on Diversification ■ Resilience in Aftermarket and international supporting performance amidst declines in RV and marine ■ Aftermarket and adjacent industries currently make up over half of total Company sales ■ Added over $900 million of sales from acquisitions since 2019 Commencing Exciting Partnerships ■ Partnered with Keystone to add ABS brakes to the best selling fifth wheel in the country ■ Continuing to build on our relationship supplying axles to ATW, the largest North American producer of utility trailers ■ Announced a joint venture with Euramax for Mobility to bring their European products to North American OEMs 3 1 Additional information regarding EBITDA and free cash flow, as well as reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure, is provided in the Appendix 2 For twelve months ended December 31, 2023

Performance and Trends • 75,100 wholesale units shipped in Q4 2023, up sequentially over 73,300 in Q3 2023 • Q4 2023 RV OEM sales down 10% YoY • Current 2024 North American forecast of 325 - 350k wholesale units • January 2024 net sales up 13% over January 2023, reflecting positive sentiment coming out of retail RV shows RV OEM - NET SALES RV Wholesale/Retail/Inventory Change Retail Wholesale Inventory Linear (Inventory) Q12 0 Q22 0 Q32 0 Q42 0 Q12 1 Q22 1 Q32 1 Q42 1 Q12 2 Q22 2 Q32 2 Q42 2 Q12 3 Q22 3 Q32 3 Q42 3 0 50,000 100,000 150,000 200,000 250,000 (80,000) (60,000) (40,000) (20,000) — 20,000 40,000 60,000 80,000 Content per Wholesale Unit • Travel trailer and fifth-wheel RV content of $5,058 for FY 20231, down 17% over the comparable prior year period • Motorhome content of $3,506 for FY 20231, down 14% 4 $433,776 $388,939 Q4 2022 Q4 2023 Net Sales (in thousands) 1 For twelve months ended December 31, 2023

Performance and Trends • Q4 2023 Adjacent Industries sales down 9% YoY • Decrease primarily driven by declines in the Marine market due to inflation and elevated interest rates impacting retail consumers • Leveraging innovation to further expand Marine content through products like our shallow anchor systems, thrusters, seating, and electric biminis • Strength in transit and utility trailer markets have lessened the impact from NA marine softness ADJACENT INDUSTRIES OEM - NET SALES 5 Net Sales (in thousands) $296,814 $269,156 Q4 2022 Q4 2023

Performance and Trends • Q4 2023 sales up 10% year over year, as distribution channel inventories stabilized • Meaningful YOY margin expansion driven by decreased commodity costs and leveraging of fixed costs over larger sales and production volume • Sold 910K hitches in 2023, up from 860K in 2022 reflecting improved pricing and market share gains in the automotive aftermarket • Innovation driving ongoing portfolio expansion through sophisticated products, catering to the new generation of RV enthusiasts • Thousands continue to enter the repair and replacement cycle AFTERMARKET SEGMENT 6 $163,756 $179,449 Q4 2022 Q4 2023 Net Sales (in thousands)

Performance and Trends • Q4 2023 sales up 4% YoY • Maintaining focus on introducing popular European products in North American markets, including window blinds, pop top, and B- vans • International results include RV OEM, Adjacent Industries OEM, and Aftermarket net sales • Continue to see positive results and demand in international adjacent industries such as our Rail business INTERNATIONAL BUSINESS - NET SALES 7 Net Sales (in thousands) $92,026 $96,050 Q4 2022 Q4 2023

INNOVATION AS A CULTURE

Constant innovation continues to drive long-term content expansion



DoubleCOOL Acrylic Cooling Solutions


LIPPERT

ABS (Anti-Lock Braking System)


CURT

CURT® Enhanced Pin Box Solutions



OneControl® Auto featuring True Course™



Independent Suspension


FURRION

Furrion® 18K Chill Cube Air Conditioner



Solera® 3000 Off-Grid Series Solar awning



Titan Leveling Systems™ Towable & Motorized



SureShade® Forward Facing Power Bimini



New Window Designs and Integrated Shades

Continued focus on innovation has resulted in a record number of product introductions in the last 10 years

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GROWTH STRATEGY Prioritizing ample liquidity and investments back into the company Balanced Capital Allocation Strategy • Reduce leverage • Investment in the business, with focus on automation projects • Execute strategic acquisitions and divestitures • Return capital to shareholders Continue Execution of our Diversification Strategy • Expanding market share in our Non-RV OEM channel to increase stability • Continue to expand offerings in our various markets through innovations and acquisitions Leveraging Strengths to Win Market Share • Continue to innovate, bringing new and useful offerings to the space • Focusing on long term content per unit growth in all groups • Unlocking cross-selling opportunities through new acquisitions and partnerships 9

Operating Margin (2.6)% 0.3% Fourth Quarter 2022 Fourth Quarter 2023 (in th ou sa nd s) Consolidated Net Loss $(17,129) $(2,377) Fourth Quarter 2022 Fourth Quarter 2023 (in th ou sa nd s) EBITDA* $10,209 $35,571 Fourth Quarter 2022 Fourth Quarter 2023 Q4 2023 FINANCIAL PERFORMANCE * Additional information regarding EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. (in th ou sa nd s) Consolidated Net Sales $894,346 $837,544 Fourth Quarter 2022 Fourth Quarter 2023 10

Operating Margin 10.6% 3.3% 2022 2023 (in th ou sa nd s) Consolidated Net Income $394,974 $64,195 2022 2023 (in th ou sa nd s) EBITDA* $682,240 $255,196 2022 2023 FY 2023 FINANCIAL PERFORMANCE * Additional information regarding EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. (in th ou sa nd s) Consolidated Net Sales $5,207,143 $3,784,808 2022 2023 11

As of and for the twelve months ended December 31 LIQUIDITY AND CASH FLOW 2023 2022 Cash and Cash Equivalents $66M $47M Remaining Availability under Revolving Credit Facility(1) $245M $307M Capital Expenditures $62M $131M Dividends $106M $103M Debt / Net Income (TTM) 13.3x 2.8x Net Debt/EBITDA (TTM)(2)(3) 3.1x 1.6x Cash from Operating Activities $527M $603M Free Cash Flow(4) $465M $472M (1) Remaining availability under the revolving credit facility is subject to covenant restrictions. (2) 2023 Net Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $847M, less Cash of $66M, resulted in Net Debt of $781M at December 31, 2023, divided by Earnings Before Interest, Taxes, Depreciation, and Amortization, "EBITDA" (Net Income of $64M adding back Interest of $40M, Taxes of $19M, and Depreciation and Amortization of $132M), resulting in $255M EBITDA for the twelve months ended December 31, 2023. The GAAP debt / Net income ratio was $847M / $64M or 13.3x. The leverage ratio formula for our debt covenants under our credit agreement contain additional adjustments not included in the non- GAAP measure presented above. (3) 2022 Net Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $1,119M, less Cash of $47M, resulted in Net Debt of $1,071M at December 31, 2022, divided by EBITDA (Net Income of $395M, adding back Interest of $28M, Taxes of $130M, and Depreciation and Amortization of $129M), resulting in $682M EBITDA for the twelve months ended December 31, 2022. The GAAP debt / Net income ratio was $1,119M / $395M or 2.8x. (4) Additional information regarding free cash flow, as well as a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. 12

Reconciliation of Non-GAAP Measures APPENDIX EBITDA Three Months Ended December 31, Twelve Months Ended December 31, ($ in thousands) 2023 2022 2023 2022 Net (loss) income $ (2,377) $ (17,129) $ 64,195 $ 394,974 Interest expense, net 9,456 8,220 40,424 27,573 (Benefit) provision for income taxes (4,458) (14,128) 18,809 130,481 Depreciation and amortization 32,950 33,246 131,768 129,212 EBITDA $ 35,571 $ 10,209 $ 255,196 $ 682,240 FREE CASH FLOW Twelve Months Ended December 31, ($ in thousands) 2023 2022 Net cash flows provided by operating activities $ 527,229 $ 602,514 Capital expenditures (62,209) (130,641) Free cash flow $ 465,020 $ 471,873 13 EBITDA and free cash flow are non-GAAP performance measures included to illustrate and improve comparability of the Company's results from period to period. EBITDA is defined as net income (loss) before interest expense, provision (benefit) for income taxes, depreciation and amortization expense. Free cash flow is defined as net cash flows provided by operating activities minus capital expenditures. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because they provide a useful analysis of ongoing underlying trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies.

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